Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

EXHIBIT 10.24T

SEVENTY-THIRD AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Seventy-third Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”). CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003, and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree as follows:

1.

TWC desires to use, and CSG agrees to provide, CSG Digital Mailbox (“Digital Mailbox Services”) under the Agreement. Therefore, upon execution of this Amendment the following changes are hereby made to the Agreement:

a)

The “Additional Services” section of Schedule C, “Basic Services and Additional Services and Associated Exhibits,” of the Agreement shall be amended to include Digital Mailbox Services, as described in Exhibit C-10, attached hereto (“Exhibit C-10”); and

b)

Schedule C, entitled “Basic Services and Additional Services and Associated Exhibits,” of the Agreement shall be amended to add the following under “Additional Services”:  CSG Digital Mailbox—Exhibit C-10

2.

CSG and TWC agree that ******* ***. will be the Digital Mailbox Vendor to provide the Digital Mailbox Services pursuant to this Amendment. The parties agree, further, that at such time as any additional CSG digital mailbox vendor is selected by TWC, CSG and TWC shall enter into a subsequent amendment to the Agreement for such services.

3.

Further, upon execution of this Amendment and pursuant to the terms and conditions of the Agreement, Schedule F of the Agreement, “Fee Schedule,” “CSG SERVICES”, Section III. “Payment Procurement” shall be amended to add a new subsection G, titled “CSG Digital Mailbox”, to include the following fees for Digital Mailbox Services:

G. CSG Digital Mailbox

Description of Item/Unit of Measure	Frequency	Fee
CSG Digital Mailbox Services
1. Implementation Fees (**** *)	***		** ******
2. ******* Recurring *********** Fees (per ***********) (**** *) (**** *)	*******	$	******
3. Customizations (**** *)	*** *******		*****

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.24T

Note 1: The parties agree to execute a Statement of Work for implementation of Digital Mailbox (CSG document no. 2502680).

Note 2: For purposes of this Amendment, a *********** is defined as the ********** ************ ** ** ********** ********* by CSG to Digital Mailbox Vendor. TWC will be charged a *********** Fee for each monthly statement successfully sent by CSG on behalf of TWC to the Digital Mailbox of those registered Subscribers who have, upon or following such Subscribers’ registration for Digital Mailbox, also suppressed hard paper statements and elected paperless receipt of statements via Digital Mailbox, as indicated by the relevant flag on the CSG billing system at the time of the electronic statement distribution.

Note 3: The ******* Recurring *********** Fee will be subject to increase pursuant to Section 5.4 of the Agreement.

Note 4: Custom formatting and customizations to the standard Digital Mailbox banner will be at TWC’s contractual development rate.

4.

For avoidance of doubt, Participating Affiliates may use and receive Digital Mailbox without incurring any additional fees hereunder, without any requirement that such Digital Mailbox service be set forth in any such Participating Affiliate’s Affiliate Addendum. In addition to TWC’s termination rights set forth above and in Article 6 of the Agreement, TWC shall also have the right to terminate any Participating Affiliate’s use of the Interface, if applicable, for convenience, without notice to CSG.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

TIME WARNER CABLE INC. (“TWC”)		CSG SYSTEMS, INC. (“CSG”)

By:	/s/ Rob Roy	By:	/s/ Joseph T Ruble

Name:	Rob Roy	Name:	Joseph T. Ruble

Title:	Group Vice President	Title:	EVP, CAO & General Counsel

Date:	7/29/13	Date:	1 August 2013

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Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT 10.24T

Schedule C

Exhibit C-10

CSG DIGITAL MAILBOX

CSG Digital Mailbox Description:

CSG Digital Mailbox. CSG Digital Mailbox is a pre-integrated CSG service offering by which Customers’ Subscribers’ statements will be delivered in a secure electronic environment to a third party platform so that Customer’s Subscribers who have registered for Digital Mailbox can receive their statements and any related documents in a single online location.

TWC will select and retain *** *** or more CSG-certified third party Digital Mailbox vendors (“Digital Mailbox Vendor”) to provide registered Subscribers with the ability to receive the Digital Mailbox service over an interface established and maintained by Digital Mailbox Vendor (“Digital Mailbox Interface”).

CSG Digital Mailbox will provide Customers’ Subscribers with the following functionalities via the secure electronic environment provided by Digital Mailbox Vendor:

—	Receive all statements and other documents in a single online location

—	Electronically organize and securely store documents with automatic categorization and unlimited storage

—

In accordance with applicable law, suppress paper statements upon registration or after registration; provided, however, that Subscribers will still have the ability to print a paper copy of the statements from its digital mailbox.

—	Receive alerts and notifications through multiple electronic channels (i.e., email, SMS, mobile applications)

By its execution of the Amendment, TWC acknowledges that:

TWC authorizes CSG to provide Digital Mailbox Vendor with registered Subscribers’ statements, in accordance with the terms of this Amendment, and agrees that, following delivery to Digital Mailbox Vendor and subject to the terms of this Amendment, CSG is not responsible for Digital Mailbox Vendor’s use of such Subscriber statements and related documents under the terms of the Agreement. Notwithstanding the foregoing, CSG shall discontinue sending such Subscriber statements and related documents to Digital Mailbox Vendor upon TWC’s written request (email is sufficient).

Additional Terms:

1.

CSG Termination. CSG can terminate Digital Mailbox upon not less than ********** **** ****’ noticed to TWC if Digital Mailbox Services become unavailable due to the failure of Digital Mailbox Vendor to provide services

2.	Disaster Recovery. Schedule L, Disaster Recovery Plan, of the Agreement is amended to add Digital Mailbox under the **** ** classification.

3.

Support. CSG shall provide support for Digital Mailbox and problems shall be reported and resolved, in accordance with ******** ***** * as set forth in Section II of Schedule H of the Agreement. CSG’s support obligations shall continue through the earlier of (a) termination or expiration of the Agreement (and any Termination Assistance Period, as defined in the Agreement) or (b) such time as Participating Affiliate ceases its use of Digital Mailbox services.

4.

Use of Connected Subscriber Information. CSG agrees that all Connected Subscriber information and data accessed through the Digital Mailbox services is “Confidential Information” of TWC and, except as provided herein, shall be kept strictly confidential in accordance with the Agreement.

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